                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                                quepasa.com, inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the approximate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         (1)  Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              ------------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------
         (5)  Total fee paid:

              ------------------------------------------------------------------

[ ]      Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number or the Form or schedule and the date of its filing.

         (1)  Amount Previously Paid:

              ------------------------------------------------------------------
         (2)  Form, Schedule or Registration Statement No.:

              ------------------------------------------------------------------
         (3)  Filing Party:

              ------------------------------------------------------------------
         (4)  Date Filed:

              ------------------------------------------------------------------

                               [QUEPASA.COM LOGO]
                        400 EAST VAN BUREN, FOURTH FLOOR
                             PHOENIX, ARIZONA 85004
                                 (602) 716-0100

                                  May 15, 2000

Dear Stockholder:

     You are cordially invited to attend the 2000 Annual Meeting of Stockholders of quepasa.com, inc. which will be held on Monday, June 19, 2000 at 9:00 a.m. (local time), at the St. Regis Hotel, New York, New York.

     At this meeting, you will be asked to vote, in person or by proxy, on the following matters:

          1. the election of seven directors to serve on the Board of Directors for a one-year term;

          2. the ratification of the appointment of KPMG LLP as our independent auditors; and

          3. any other business as may properly come before the meeting or any adjournments thereof.

The official Notice of Annual Meeting, Proxy Statement and Proxy Card are included with this letter. The matters listed in the Notice of Annual Meeting are described in detail in the accompanying Proxy Statement.

     Regardless of your plans for attending in person, it is important that your shares be represented and voted at the annual meeting. Accordingly, you are urged to complete, sign and mail the enclosed Proxy Card as soon as possible.

                                            Sincerely,

                                            /s/     GARY L. TRUJILLO
                                            ------------------------------------
                                                      Gary L. Trujillo
                                             Chairman, Chief Executive Officer
                                                       and President

                               [QUEPASA.COM LOGO]
                        400 EAST VAN BUREN, FOURTH FLOOR
                             PHOENIX, ARIZONA 85004
                                 (602) 716-0100

                            NOTICE OF ANNUAL MEETING
                          TO BE HELD ON JUNE 19, 2000

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of quepasa.com, inc. will be held on Monday, June 19, 2000 at 9:00 a.m. (local time), at the St. Regis Hotel, New York, New York, and any postponements and adjournments thereof, to consider and act upon the following proposals:

          1. To elect seven directors to serve on the Board of Directors for a one-year term and until their successors are elected and qualified;

          2. To ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2000; and

          3. To transact such other business as may properly come before the annual meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on May 11, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the annual meeting or any adjournments thereof. A list of our stockholders entitled to vote at the annual meeting will be open to the examination of any stockholder for any purpose germane to the meeting during ordinary business hours for a period of ten days before the annual meeting at our offices. All stockholders are cordially invited to attend the annual meeting.

                                            By Order of the Board of Directors

                                            /s/       JUAN C. GALAN
                                            ------------------------------------
                                                       Juan C. Galan
                                               Corporate Secretary, Treasurer
                                                and Chief Financial Officer

Phoenix, Arizona
May 15, 2000

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY, IF YOU WISH, REVOKE YOUR PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED.

                               [QUEPASA.COM LOGO]

                        400 EAST VAN BUREN, FOURTH FLOOR
                             PHOENIX, ARIZONA 85004

                             ---------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 19, 2000
                             ---------------------

     This Proxy Statement contains information related to the 2000 Annual Meeting of Stockholders of quepasa.com, inc. to be held on Monday, June 19, 2000, beginning at 9:00 a.m. (local time) at the St. Regis Hotel, New York, New York, and at any postponements or adjournments thereof.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At our annual meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting. In addition, management will report on our performance during fiscal 1999 and respond to questions from stockholders.

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, May 11, 2000, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date (May 11, 2000), or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 8:00 a.m. (local time) and the meeting will begin at 9:00 a.m. (local time). Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

     Many of you hold your shares in "street name," that is, through a broker or other nominee. If you hold your shares in street name, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date to check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the
record date,      shares of our common stock were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying Proxy Card and return it to us, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed Proxy Card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a Proxy Card from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

                             ---------------------

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE NOMINATED SLATE OF DIRECTORS AND FOR EACH OF THE PROPOSALS IN THIS PROXY STATEMENT.

                             ---------------------

     The Board's recommendation is also set forth together with the description of each item in this Proxy Statement. Unless you give other instructions on your Proxy Card, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendations of the Board of Directors.

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     For each item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the matter is required for approval. A properly executed proxy marked:

     - "WITHHOLD AUTHORITY" with respect to the election of one or more directors; or

     - "ABSTAIN" with respect to any other matters

will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, such a proxy will have the effect of a negative vote. A properly executed, but unmarked Proxy Card will be voted for the election of the nominated slate of seven directors and for each of the proposals.

WHAT ARE "BROKER NON-VOTES" AND HOW WILL THEY BE COUNTED?

     "Broker non-votes" occur when you hold your shares in "street name" through a broker or other nominee, and you do not give your broker or nominee specific instructions on your Proxy Card. If you fail to complete your Proxy Card:

     - your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon; and

     - your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

Broker non-votes will have the effect of a negative vote. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

WHO WILL BEAR THE COST OF SOLICITING PROXIES?

     We will bear the cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement. In addition, we will reimburse brokerage firms and other persons representing you for their expenses in forwarding proxy material to you. Our directors, officers and employees may also solicit you by telephone and other means, but they will not receive any additional compensation for the solicitation.

                                STOCK OWNERSHIP

HOW MUCH STOCK DO OUR DIRECTORS AND EXECUTIVE OFFICERS OWN AND HOW DO THEY INTEND TO VOTE?

     The following table shows the amount of our common stock beneficially owned (unless otherwise indicated) by our directors and executive officers named in the Summary Compensation Table below and our directors and executive officers as a group. Except as otherwise indicated, all information is as of April 10, 2000.

                                                              AGGREGATE NUMBER OF   PERCENT OF
                                                              SHARES BENEFICIALLY     SHARES
NAME                                                               OWNED(1)         OUTSTANDING
----                                                          -------------------   -----------
Gary L. Trujillo............................................       1,944,416(2)        10.1%
Jeffrey S. Peterson(3)......................................       1,358,583(4)         7.2%
L. William Seidman..........................................       1,457,947(4)         7.7%
Jerry J. Colangelo..........................................         144,652(5)           *
Jose Maria Figueres.........................................          54,305              *
Alan J. Sokol...............................................       1,604,444(6)         8.1%
Louis Olivas................................................          30,591              *
Pete C. Garcia(7)...........................................               0              *
Juan C. Galan...............................................          75,000              *
Robert J. Taylor............................................          86,666              *
All Directors and Executive Officers as a Group (13
  persons)..................................................       4,139,438(8)        19.9%(8)

---------------

 *  Less than one percent.

(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of common stock if such person has or shares voting power or investment power with respect to such security, or has the right to acquire beneficial ownership at any time within 60 days after April 10, 2000. For purposes of this table, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.

(2) Includes 1,321,083 shares of common stock which will be voted by Messrs. Seidman and Trujillo pursuant to a voting trust agreement with Mr. Peterson and 115,000 shares owned jointly by Mr. Trujillo and his wife and 25,000 shares owned by Southwest Harvard Group, a company owned by Mr. Trujillo.

(3) Former Chief Executive Officer.

(4) Includes 1,321,083 shares of common stock which will be voted by Messrs. Seidman and Trujillo pursuant to a voting trust agreement with Mr. Peterson.

(5) Includes 65,000 shares owned by Internet Partners, LLC, a limited liability company in which Mr. Colangelo is a principal investor.

(6) Includes 600,000 shares of common stock owned by Telemundo Network Group LLC and a warrant held by Telemundo to purchase 1,000,000 shares of our common stock. Mr. Sokol is the Chief Operating Officer of Telemundo. He disclaims beneficial ownership of all shares of our common stock owned beneficially by Telemundo.

(7) Director Nominee.

(8) These figures equal less than the sum of each column because they include the 1,321,083 shares held by the voting trust disclosed in notes (2) and (4) only once. Also includes an option to purchase 25,000 shares of our common stock held by Robert G. Weinstein, our Senior Vice President of Business Development and Sales.

WHO ARE THE LARGEST OWNERS OF OUR STOCK?

     As of April 10, 2000, we are not aware of any persons or entities that beneficially own more than five percent of our common stock other than Gary L. Trujillo, Jeffrey S. Peterson, L. William Seidman, Alan J. Sokol, Telemundo Network Group LLC, Ernest C. Garcia II and Gateway Companies, Inc. Information regarding Messrs. Trujillo, Peterson, Seidman and Sokol is contained in the preceding table; information regarding Gateway, Mr. Garcia and Telemundo are provided in the table below.

                                                             AMOUNT AND NATURE OF
                                                             BENEFICIAL OWNERSHIP   PERCENT OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                         AS OF APRIL 10, 2000      OUTSTANDING
------------------------------------                         --------------------   -----------------
Telemundo Network Group LLC................................      1,600,000(1)              8.1%
2470 West 8th Avenue
Hialeah, FL 33010
Ernest C. Garcia II........................................      2,066,942(2)             10.6%
2525 East Camelback Road
Suite 1150
Phoenix, AZ 85016
Gateway Companies, Inc.....................................      1,912,066(3)              9.9%
4545 Towne Centre Court
San Diego, California 92121

---------------

(1) Includes a warrant to purchase 1,000,000 shares of our common stock exercisable up to and including June 25, 2001 at $14.40 per share.

(2) Includes 1,385,124 shares of our common stock and warrants to purchase 681,818 shares of our common stock at $11.00 per share until January 26, 2005, held by Verde Capital Partners, LLC, Verde Reinsurance Company, Ltd. and Verde Investments, Inc., which are owned by Mr. Garcia.

(3) Includes an option to purchase 483,495 shares of our common stock at $7.00 per share exercisable until May 30, 2000.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     The Board of Directors currently consists of six directors. Each director was elected or appointed for a one-year term that expires at the annual meeting. The Board of Directors proposes that the seven nominees described below, six of whom are currently serving as directors, be elected for a term of one year and until their successors are duly elected and qualified.

     Each of the nominees has consented to serve a one-year term. If any of them should become unavailable to serve as a director, the Board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the Board.

                        DIRECTORS STANDING FOR ELECTION

     The directors standing for election are:

  Gary L. Trujillo

     Gary L. Trujillo, 39, joined us in April 1999 as President and a director and was appointed Chairman, Chief Executive Officer and President in June 1999. In 1990, Mr. Trujillo founded Southwest Harvard Group, a Hispanic-owned and operated business consulting firm and served as its Chief Executive Officer and President from inception until April 1999. From April 1999 until the present, he has served as Chairman of Southwest Harvard Group. Mr. Trujillo is a director of Southwest Harvard Group, Blue Cross and Blue Shield of Arizona, Wells Fargo & Co., Arizona (Advisory Board), The Arizona Community Foundation and South Mountain Community College ACE Entrepreneur Program. Mr. Trujillo is a member of the Greater Phoenix Leadership and The Young Presidents Organization. In 1998, Mr. Trujillo received the Individual Business Minority Advocate Award and was voted by Arizona Business Journal as one of the most influential members of the Arizona Hispanic business community. Mr. Trujillo started his career as an investment banker with Salomon Brothers, Inc. in New York City. Mr. Trujillo holds a B.S. degree in Accounting from Arizona State University and an M.B.A. degree from Harvard Business School.

  L. William Seidman

     L. William Seidman, 79, joined us as a director in June 1999. He is the Chief Business Commentator on cable network's CNBC-TV, the publisher of Bank Director magazine and the founder of Board Member magazine. Since 1991, he has consulted with numerous organizations, including Deposit Corporation of Japan, Tiger Management, J.P. Morgan, Inc., The World Bank, BDO Seidman, Nippon Credit Bank of Japan and The Capital Group. He is currently a member of the Board of Directors of Fiserv. Inc., Intelidata, Inc., and Clark Bardes. From 1985 to 1991, he served as the fourteenth chairman of the Federal Deposit Insurance Corporation (FDIC). Mr. Seidman became the first chairman of the Resolution Trust Corporation (RTC) in 1989 and served as such until 1991. While at the RTC, he supervised the creation of an 8,000 person agency handling over $500 billion in assets from failed Savings and Loans. Prior to serving as Chairman of the FDIC, he was Dean of the College of Business at Arizona State University, Tempe, Arizona, one of America's largest business colleges.

     Mr. Seidman served under President Gerald Ford as Assistant for Economic Affairs from 1974 to 1977 and under President Ronald Reagan as co-chair of the White House Conference on Productivity from 1983 to 1984. Mr. Seidman was Vice-Chairman and Chief Financial Officer of Phelps Dodge Corporation from 1977 to 1982. He was a director of Phelps Dodge Corporation, The Conference Board and United Bancorp of Arizona. In the 1960s, Mr. Seidman founded Sumercom, a TV, radio and newspaper company, where he was Chief Executive Officer until 1974, when the company was sold. Mr. Seidman was managing partner of Seidman and Seidman, certified public accountants (now BDO Seidman), from 1968 to 1974. Under his management, the firm expanded from a small family enterprise to become one of the largest public accounting firms in the nation. Mr. Seidman also served as chairman (1970) and director of the Detroit Bank of the Federal Reserve Bank of Chicago from 1966 to 1970. Mr. Seidman holds an A.B. degree from Dartmouth (Phi Beta Kappa) and an LL.B. degree from Harvard Law School, and is an honors graduate with an MBA degree from the University of Michigan.

  Jerry J. Colangelo

     Jerry J. Colangelo, 60, joined us as a director in April 1999. He has served as the President and Chief Executive Officer of the Phoenix Suns professional basketball team since 1987 and was the Suns' General Manager from 1968 to 1987. He has also served as Chief Financial Officer and Managing General Partner of the Arizona Diamondbacks professional baseball team since 1995. Mr. Colangelo is a director of US West, Inc. and Stratford American Corporation, a holding company for real estate property.

  Jose Maria Figueres

     Jose Maria Figueres, 43, joined us as a director in May 1999. He served as the elected President of Costa Rica from 1994 to 1998, and has served since 1998 as president of the Costa Rican Foundation for Sustainable Development. He also serves in executive positions with numerous charities in Costa Rica and elsewhere. Mr. Figueres studied industrial engineering at the United States Military Academy at West Point and earned a Masters degree in Public Administration from Harvard University.

  Alan J. Sokol

     Alan J. Sokol, 41, joined us as a director in April 1999 in connection with our strategic relationship agreement with Telemundo. He has been the Chief Operating Officer of Telemundo since August 1998. He served as Senior Vice President, Corporate Development of Sony Pictures Entertainment from June 1996 to August 1998. From April 1995 to June 1996 he was a Senior Vice President of Savoy Pictures, Inc., a motion picture production and distribution company. Prior to that time he was a partner in the Los Angeles law firm of Jeffer, Mangels, Butler & Marmaro.

  Louis Olivas

     Louis Olivas, 53, joined us as a director in June 1999. He has been employed by Arizona State University (ASU) since 1979, first as ASU's assistant director for the Center for Executive Development and then as the Center's director from 1982 to 1986. He is a tenured associate professor in the Management Department, College of Business. He has published nearly 50 articles in the fields of personnel, management, training and small business operations. Dr. Olivas has served on numerous national boards and commissions, including Chairman of the Hispanic Caucus and the American Association for Higher Education and Dean of the National Hispanic Corporate Council Institute. For the past eleven years, Dr. Olivas has also served as the assistant vice president for academic affairs at ASU. Previously he served as the director of Executive Development and Education for Western Savings and Loan Association, director of Employee Development for the City of Phoenix, and as a consultant, instructor and developer of various executive development programs involving Fortune 500 companies.

  Pete C. Garcia

     Pete C. Garcia, 55, has served as President and CEO of Chicanos Por La Causa, one of the largest Community Development Corporations in the United States, since 1984. Mr. Garcia served as Special Projects Coordinator, Vice President -- Community Support, Economic Development Director and Economic Development Specialist during his tenure with Chicanos Por La Causa from 1972 to 1980 and again from 1981 to 1982. From 1982 to 1984 he was President and CEO of Valle Del Sol, Inc., a non-profit agency focusing on drug rehabilitation. From 1980 to 1981, Mr. Garcia served as a Social Science Analyst at the U.S. Department of Health and Human Services, the Office of the Assistant Secretary for Planning and Education, Office of Social Services Policy -- Division of Children, Youth and Family Planning. He served on the boards of the non-profit corporations National Community Reinvestment Committee and Rural Development Finance Corporation. Mr. Garcia received a B.A. from Arizona State University in Elementary Education and a Masters degree in Public Administration from the University of Southern California.

     Unless otherwise instructed on the proxy, properly executed proxies will be voted for the election of the seven director nominees. The affirmative vote of a majority of the outstanding shares of common stock is required to elect the directors.
                             ---------------------

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
             FOR THE ELECTION OF THE NOMINATED SLATE OF DIRECTORS.
                             ---------------------

                     CORPORATE GOVERNANCE AND OTHER MATTERS

     The Board of Directors conducts its business through meetings and through its committees.

     HOW OFTEN DID THE BOARD MEET IN 1999?

     During the year ended December 31, 1999, the Board of Directors held three meetings. During the fiscal year ended December 31, 1999, no director attended fewer than 75% of the total number of all meetings of the Board of Directors and any committee on which the director served.

     WHAT COMMITTEES HAS THE BOARD ESTABLISHED?

     The Board of Directors currently has four committees: the Audit Committee, the Compensation Committee, the Executive Committee and the Nominating Committee.

     Audit Committee. The Audit Committee, among other things, recommends the firm to be appointed as independent accountants to audit our financial statements, discusses the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our interim and year-end operating results, considers the adequacy of our internal accounting controls and audit procedures and reviews the non-audit services to be performed by the independent accountants. The Audit Committee is comprised of three non-employee directors: Dr. Olivas and Messrs. Figueres and Seidman. The Audit Committee met twice in 1999.

     Compensation Committee. The Compensation Committee establishes the compensation of the chairman, chief executive officer and president, reviews and approves our compensation policy and administers our stock option and incentive plan. The current members of the Compensation Committee are Messrs. Colangelo and Seidman and Dr. Olivas. The Compensation Committee met three times in 1999.

     Executive Committee. The Executive Committee shall have and may exercise the full power of the Board of Directors. The Executive Committee is comprised of Messrs. Seidman, Trujillo, Colangelo and Sokol and Dr. Olivas. The Executive Committee met seven times in 1999.

     Nominating Committee. The Nominating Committee reviews and nominates to the full Board of Directors candidates to stand for election as directors. The Nominating Committee is comprised of Dr. Olivas and Messrs. Sokol and Colangelo. The Nominating Committee did not meet in 1999.

     HOW ARE DIRECTORS COMPENSATED?

     Non-employee directors receive their sole compensation (other than reimbursement for out-of-pocket expenses to attend meetings) in the form of options to purchase our common stock. The following table sets forth the number of shares issuable upon exercise of options held by each non-employee director as of April 10, 2000.

                                                              NUMBER OF SHARES
                                                               ISSUABLE UPON
                   NON-EMPLOYEE DIRECTOR                        EXERCISE(1)
                   ---------------------                      ----------------
L. William Seidman..........................................      159,000(2)
Jerry J. Colangelo..........................................       83,500(3)
Jose Maria Figueres.........................................       81,000(4)
Alan J. Sokol...............................................       32,000
Dr. Louis Olivas............................................       59,500(5)
                                                                  -------
Total.......................................................      415,000
                                                                  =======

---------------

(1) On August 10, 1999, the Board of Directors granted non-employee members of the Board of Directors options to purchase our common stock exercisable at $11.4375 per share. These options vest monthly pursuant to option agreements (ratably over three years) beginning January 1, 2000 or immediately upon a change in control of our company. Each member of the Board of Directors received 30,000 options, plus an additional 1,000 options for each committee upon which such member served and an additional 500 options for each committee upon which such member served as chairman. Under this grant, Mr. Seidman received an option to purchase 34,000 shares, Mr. Colangelo received an option to purchase 33,500 shares, Mr. Figueres received an option to purchase 31,000 shares, Mr. Sokol received an option to purchase 32,000 shares and Dr. Olivas received an option to purchase 34,500 shares.

(2) Includes an option to purchase 125,000 shares granted June 14, 1999 with an exercise price of $7.00 per share exercisable until June 14, 2009.

(3) Includes an option to purchase 50,000 shares granted April 26, 1999 with an exercise price of $10.00 per share exercisable until April 26, 2009.

(4) Includes an option to purchase 50,000 shares granted May 12, 1999 with an exercise price of $11.00 per share exercisable until May 12, 2009.

(5) Includes an option to purchase 25,000 shares granted June 15, 1999 with an exercise price of $7.00 per share exercisable until June 15, 2009.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

     In addition to Gary L. Trujillo, whose biography appears above under the caption "Directors Standing for Election," the following individuals are our executive officers and key employees.

     Juan C. Galan, 34, joined us in January 1999 as Chief Financial Officer and Treasurer. Mr. Galan was appointed our Secretary in July 1999 and has also served as Vice President of Finance, Accounting and Human Resources. From April 1997 to January 1999, he was Controller of Vistoso Partners LLC, a Phoenix, Arizona real estate development company. From June 1993 to April 1997, Mr. Galan was employed by Nielsen Media Research, formerly a Dun & Bradstreet company, as Administration Manager-Technology and Business Services, having joined the company initially as a Senior Financial Analyst. From March 1992 to June 1993, Mr. Galan was the Controller and Project Manager for Newport Realty, Inc. in Tampa, Florida. Mr. Galan holds a B.S. degree in Finance from Western Kentucky University.

     Robert J. Taylor, 31, joined us in March 1999 as Vice President of Strategy and Operations. He has served as our Senior Vice President of Strategy and Operations and Chief Operating Officer since August, 1999 and January, 2000, respectively. From August 1997 to March 1999, he was a Senior Consultant for CSC Index, the management consulting division of Computer Sciences Corporation. During his tenure with CSC, Mr. Taylor focused his business consulting on large-scale change initiatives, strategy implementation, new business start-ups and organizational design for Fortune 500 organizations. From January 1992 to August 1995, Mr. Taylor held the positions of Production Supervisor and Senior Industrial Engineer with Michelin Tire Corporation. Mr. Taylor received a B.S. degree in Industrial and Systems Engineering from Virginia Tech University and an M.M.M. degree from the J.L. Kellogg Graduate School of Management at Northwestern University in 1997.

     Robert G. Weinstein, 43, joined us in August 1999 as Vice President of Business Development. Since January 2000, he has served as our Senior Vice President of Business Development and Sales. From February 1997 to July 1999, Mr. Weinstein was the Director of National Business Development at Arthur Anderson LLP (KnowledgeSpace.com), which provided award-winning Internet communities for auditors, finance professionals, and telephone and healthcare companies, along with interactive tools and a "Global Best Practices" knowledge base for professionals. Between March 1995 and February 1997, he served as Vice President of Business Development at Raytheon HRB Systems Division, a leading systems integrator for the intelligence community. From April 1993 to March 1995, Mr. Weinstein was Vice President and General Manager at ITC Learning. Mr. Weinstein holds a B.S. degree in Business Administration from Gettysburg College.

     Barbara L. Sargenti, 50, joined us in August 1999 as Vice President of Marketing and Sales. Since January 2000, she has served as Senior Vice President of Marketing. Between November 1998 and July

1999, Ms. Sargenti was an independent Marketing Tech Consultant and Vice President of Marketing at Jotter Technologies, focusing on marketing strategies for Internet start-up companies. From December 1997 through October 1998, she was an independent consultant and Vice President of Marketing at Career Experience NYC. Ms. Sargenti served as Vice President of Marketing at Net Moves (formerly known as FaxSav, Inc.) from November 1996 to November 1997 and as General Manager at Prodigy, Inc. from January 1995 to October 1996. Ms. Sargenti received a B.S. degree in Mathematics from Douglass College at Rutgers University.

     Jose A. Ronstadt, 50, joined us in November 1999 as Senior Vice President of Content Development. Prior to joining us, Mr. Ronstadt worked at Telemundo's Los Angeles affiliate, KVEA-TV Channel 52, as senior news anchor from October 1997 to November 1999 and as Senior Vice President and General Manager between June 1993 and March 1994. He was Executive Producer/Host for Hola L.A. from January 1995 to September 1997. Mr. Ronstadt worked as a freelance journalist from April 1994 to December 1994. Mr. Ronstadt was the Executive Producer of the international show Hola America between May 1991 and May 1993. Mr. Ronstadt was Senior Vice President and General Manager of the Univision affiliate, KTVW-TV 33 in Phoenix, Arizona from September 1988 to May 1991. Mr. Ronstadt holds a B.A. degree in Liberal Arts and a Masters degree in Arts from Arizona State University.

                             EXECUTIVE COMPENSATION

     Summary Compensation Table. The following table sets forth the compensation paid during the periods indicated to our current and former Chief Executive Officers and to our two other most highly-compensated executive officers during the fiscal year ended December 31, 1999 (the "Named Executive Officers").

                                                                                           LONG TERM
                                                                 ANNUAL                   COMPENSATION
                                                              COMPENSATION                   AWARDS
                                                 --------------------------------------   ------------
                                                                                           SECURITIES
NAME AND PRINCIPAL                                                         OTHER ANNUAL    UNDERLYING
POSITIONS(1)                                     YEAR    SALARY    BONUS   COMPENSATION     OPTIONS
------------------                               ----   --------   -----   ------------   ------------
Gary L. Trujillo(2)............................  1999   $126,783     --      $ 52,500(3)       --
  Chairman, Chief
  Executive Officer and
  President
Juan C. Galan(4)...............................  1999   $103,000     --      $ 15,750(5)       --
  Chief Financial
  Officer, Secretary and
  Treasurer
Robert J. Taylor(6)............................  1999   $ 97,154     --      $ 10,500(7)       --
  Chief Operating
  Officer, Senior Vice
  President of Strategy
  and Operations
Jeffrey S. Peterson............................  1999   $ 87,500     --      $307,500(8)       --
  Former Chief
  Executive Officer

---------------

(1) The employment agreements of Messrs. Trujillo, Galan and Taylor provide that in the event a transaction occurs constituting a "change of control" (as defined in the employment agreements) of our company, all unexercised options held by each person shall vest and be exercisable as to all shares covered thereby immediately and without further action.

(2) Mr. Trujillo's employment agreement is for a term of five years beginning April 26, 1999, with an annual base salary of $225,000 and with automatic 10% increases each year commencing January 1,

    2000, and includes the grant of 100,000 shares of common stock, 50,000 of which were issued by us and 50,000 of which shares were transferred by Mr. Peterson.

(3) Represents forgiveness of 50% of a $100,000 loan to Mr. Trujillo plus interest upon the six month anniversary of Mr. Trujillo's employment (October 26, 1999). The same amount was forgiven upon the 12 month anniversary of Mr. Trujillo's employment (April 26, 2000).

(4) Mr. Galan's employment agreement is for a term of three years from January 29, 1999, with an annual base salary of $150,000.

(5) Represents forgiveness of 50% of a $30,000 loan to Mr. Galan plus interest upon the six month anniversary of Mr. Galan's employment (July 29, 1999). The same amount was forgiven upon the 12 month anniversary of Mr. Galan's employment (January 29, 2000).

(6) Mr. Taylor's employment agreement is for a term of three years from March 8, 1999, with an annual base salary of $175,000. If Mr. Taylor's employment is terminated without "cause" (as defined in his employment agreement), we must pay him a severance of $75,000.

(7) Represents forgiveness of 50% of a $20,000 loan to Mr. Taylor plus interest upon the six month anniversary of Mr. Taylor's employment (September 8, 1999). The same amount was forgiven upon the 12 month anniversary of Mr. Taylor's employment (March 8, 2000).

(8) Includes forgiveness of a $100,000 loan to Mr. Peterson plus interest and severance in the amount of $200,000 for termination of Mr. Peterson's employment.

     Stock Option Grants in Fiscal Year 1999. The following table sets forth information with respect to grants of stock options to each of the Named Executive Officers during the year ended December 31, 1999.

INDIVIDUAL GRANTS IN 1999
---------------------------------------------------------------------------------------------------------------------
                                    PERCENT OF
                       NUMBER OF      TOTAL                                                    POTENTIAL REALIZABLE
                       SHARES OF     OPTIONS                                       VALUE AT   VALUE AT ASSUMED ANNUAL
                         COMMON      GRANTED                                        GRANT-      RATE OF STOCK PRICE
                         STOCK          TO                                           DATE      APPRECIATION FOR THE
                       UNDERLYING   EMPLOYEES                                       MARKET          OPTION TERM
                        OPTIONS     IN FISCAL    EXERCISE    GRANT    EXPIRATION    PRICE     -----------------------
NAME                   GRANTED(1)      YEAR       PRICE      DATE        DATE         0%          5%          10%
----                   ----------   ----------   --------   -------   ----------   --------   ----------   ----------
Gary L. Trujillo.....   350,000(2)     11.9%      $ 7.00    4/26/99   4/26/2009         --    $1,540,805   $3,904,565
                        600,000        20.3%      $ 7.75    9/30/99   9/30/2009    $37,500    $2,985,469   $7,507,969
Juan C. Galan........   100,000(3)      3.4%      $ 8.00    1/29/99   1/29/2009         --    $  503,120   $1,274,960
                         25,000         0.8%      $ 9.50    12/1/99   12/1/2009         --    $  149,364   $  378,504
Robert J. Taylor.....    60,000(4)      2.0%      $ 8.00    2/23/99   2/23/2009         --    $  301,872   $  764,976
                         40,000(5)      1.4%      $10.00    5/10/99   5/10/2009         --    $  251,560   $  637,480
                         50,000(6)      1.7%      $11.81     8/9/99    8/9/2009    $   125    $  371,569   $  941,404
Jeffrey S.
  Peterson...........    37,500(2)      1.3%      $ 1.50    11/2/98   11/2/2008         --    $   35,376   $   89,646

---------------

(1) Unless otherwise indicated, all options were granted under our Amended and Restated 1998 Stock Option Plan and vest ratably on each of the first three anniversaries from the date of grant.

(2) These options vested on the date of grant.

(3) Option includes 50,000 shares that vested on the date of grant, 25,000 shares that vested on January 29, 2000 and 25,000 shares that will vest on January 29, 2001.

(4) Option includes 50,000 shares that vested on the date of grant and 10,000 Options that vested on February 23, 2000.

(5) Option includes 6,666 shares that vested on March 8, 2000, 16,667 shares that will vest on March 8, 2001 and 16,667 shares that will vest on March 8, 2002.

(6) Option includes 20,000 shares that vested on the date of grant, 10,000 shares that will vest on August 1, 2000, 10,000 shares that will vest on August 1, 2001 and 10,000 shares that will vest on August 1, 2002.

     Option Exercises and Fiscal Year-End Values. No Named Executive Officer exercised options to purchase our stock during the fiscal year ended December 31, 1999.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee for the year ended December 31, 1999 were Jerry J. Colangelo, L. William Seidman and Dr. Louis Olivas.

     In March 1999, Jeffrey S. Peterson, our former Chief Executive Officer and director, sold 446,000 shares of common stock, comprised of 396,000 shares at $7.00 per share and 50,000 shares at $6.00 per share, to a group of investors, including 25,000 shares sold to each of Jerry J. Colangelo and Edwin C. Lynch, both of whom subsequently became directors. Mr. Peterson agreed to lend us up to $3.0 million of the proceeds from the sale of his common stock at any time prior to the completion of our initial public offering to be used by us for working capital. The loans bore monthly interest of 12% per annum for four months and then 14% per annum for the next 20 months, at which time each loan would become due. All loans from Mr. Peterson have been paid in full.

     In April 1999, we entered into a $1.5 million sponsorship agreement with the Arizona Diamondbacks, a major league baseball team. This agreement has been extended for the 2000 baseball season. Jerry J. Colangelo, who subsequently became one of our directors, is the Chief Executive Officer and Managing General Partner of the Arizona Diamondbacks.

     In June 1999, L. William Seidman, one of our directors, purchased 6,794 shares and 348 shares of our common stock from Kevin Dieball (a former employee) and The Monolith Limited Partnership (a former principal shareholder), respectively, for $6.75 per share. Gary L. Trujillo, our Chairman, Chief Executive Officer and President, purchased 15,000 shares of our common stock from Monolith for $6.75 per share. Also, Internet Partners, LLC, a limited liability company in which Mr. Colangelo is a principal investor, purchased 260,000 shares of our common stock from Monolith at $6.75 per share. Between October and December 1999, Internet Partners, LLC distributed 195,000 shares of our common stock to three of its four principal investors (Mr. Colangelo is the only investor who did not receive a distribution of shares).

     In June 1999, Mr. Peterson and Michael A. Hubert, a former officer and director, entered into a voting trust agreement which provides that until June 24, 2004, Messrs. Seidman and Trujillo shall vote all shares of our common stock covered by the agreement in the same proportion as those shares voted by our unaffiliated stockholders. There are currently 1,321,083 shares owned by Mr. Peterson in the trust.

     In our opinion, the transactions described above were on terms no less favorable than those which could have been obtained from unaffiliated third parties.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors has prepared the following report on our policies with respect to the compensation of executive officers for 1999. Decisions on compensation of our executive officers generally are made by the Compensation Committee. The Compensation Committee also administers our Amended and Restated 1998 Stock Option Plan.

WHAT IS OUR PHILOSOPHY OF EXECUTIVE OFFICER COMPENSATION?

     Our executive compensation policies are designed to:

     - attract, motivate and retain experienced and qualified executives;

     - increase our overall performance;

     - increase stockholder value; and

     - enhance the performance of individual executives.

     We seek to pay competitive salaries based upon individual performance combined with our overall performance relative to corporate objectives, taking into account individual contributions and performance levels. The Compensation Committee believes that the level of base salaries should generally fall in the mid-range of executive compensation paid by comparable telecommunications and Internet service companies. In addition, it is our policy to grant stock options to executives upon commencement of their employment with us and periodically thereafter as appropriate in order to strengthen the alliance of interest between such executives and our stockholders.

     The following describes in more specific terms the elements of compensation that implement our executive compensation policies, with specific reference to compensation reported for 1999:

     Base Salaries. Base salaries for executive officers are initially determined by evaluating the responsibilities of the position, the experience and knowledge of the individual, and the competitive marketplace for executive talent, including a comparison to base salaries paid for similar positions at other companies which are deemed appropriate comparisons for compensation purposes.

     Annual salary adjustments are recommended by the Chief Executive Officer after evaluating the previous year's performance and considering the new responsibilities of each executive officer. The members of the Compensation Committee (Messrs. Colangelo and Seidman and Dr. Olivas) perform the same review of the Chief Executive Officer's performance. Individual performance evaluations take into account such factors as achievement of specific goals that are driven by our strategic plan and attainment of specific individual objectives. The weight given to the various factors affecting an executive officer's base salary level is determined on a case-by-case basis.

     Stock Option Grants. Pursuant to our Amended and Restated 1998 Stock Option Plan, executive officers and other employees are eligible to receive compensation in the form of options to purchase shares of our common stock.

     The Compensation Committee grants stock options to our executive officers in order to align their interests with the interests of the stockholders. Stock options are considered by the Compensation Committee to be an effective long-term incentive because the executives' gains are linked to increases in the stock value, which in turn provide stockholder gains. The Compensation Committee generally grants options to new executive officers and other key employees upon commencement of their employment with us and periodically thereafter upon the attainment of certain performance goals established by the Compensation Committee. The options generally are granted at an exercise price equal to the market price of the common stock on the date of grant (or 110% of the market price in the case of an optionee beneficially owning more than 10% of the outstanding common stock). Options granted to executive officers generally vest over a period of three years following the date of grant. The option term is ten years. The greater the appreciation of the stock price in future periods, the greater the benefit to the holder of the options, thus providing an additional incentive to executive officers to create additional value for our stockholders. Management believes that stock options have been helpful in attracting and retaining skilled executive personnel.

     In determining grants of options for executive officers, the Compensation Committee has reviewed competitive data of long-term incentive practices at other companies that are deemed appropriate comparisons for compensation purposes.

     Chief Executive Officer Compensation. The executive compensation policy described above is followed in setting Mr. Trujillo's compensation. Mr. Trujillo generally participates in the same executive compensation plans and arrangements available to the other senior executives. Accordingly, his compensation consists of an annual base salary and long-term equity-linked compensation in the form of stock options. The Compensation Committee's general approach in establishing Mr. Trujillo's compensation is to be competitive with peer companies.

     Mr. Trujillo's compensation for the year ended December 31, 1999 consisted of a base salary of $225,000. Mr. Trujillo's salary for 1999 was based on, among other factors, our performance and the compensation of chief executive officers of comparable companies, although his compensation was not targeted to any particular group of these companies.

     Compensation Deductibility Policy. Under Section 162(m) of the Internal Revenue Code of 1986, as amended, and applicable Treasury regulations, no tax deduction is allowed for annual compensation in excess of $1 million paid to any of our five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" as defined for purposes of Section 162(m). All three members of the Compensation Committee qualify as "outside directors." The Compensation Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to our executive officers.

                                            Respectfully submitted,

                                            Compensation Committee
                                            Jerry J. Colangelo
                                            L. William Seidman
                                            Dr. Louis Olivas

                            STOCK PERFORMANCE GRAPH

     The following indexed line graph indicates the total return to our stockholders from June 24, 1999, the date on which our common stock began trading on NASDAQ, to December 31, 1999, as compared to the total return for The NASDAQ Stock Market (U.S.) Index and the Chase H&Q Internet Index. The calculations in the graph assume that $100 was invested on June 24, 1999, in our common stock and in each index and also assume dividend reinvestment.

COMPARISON OF CUMULATIVE TOTAL RETURN SINCE JUNE 24, 1999 AMONG (a) QUEPASA.COM,
                                     INC.,
 (b) THE NASDAQ STOCK MARKET (U.S.) INDEX AND (c) THE CHASE H&Q INTERNET INDEX (EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC)
[PERFORMANCE GRAPH]

                                                                                THE NASDAQ STOCK
                                                    QUEPASA.COM, INC.          MARKET (U.S.) INDEX      CHASE H&Q INTERNET INDEX
                                                    -----------------          -------------------      ------------------------
6/24/99                                                  100.00                      100.00                      100.00
12/31/99                                                 105.73                      155.06                      219.15

--------------------------------------------------------------------------------------
                                                               6/24/99      12/31/99
--------------------------------------------------------------------------------------
 quepasa.com, inc.                                             $100.00      $105.73
 The NASDAQ Stock Market (U.S.) Index                          $100.00      $155.06
 Chase H&Q Internet Index                                      $100.00      $219.15

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In March 1999, The Monolith Limited Partnership, a former principal stockholder, sold 216,436 shares of our common stock at $7.00 per share and loaned $2.0 million to us for working capital. The loan bore interest at 12% per annum through June 1999 and then 14% per annum through March 2001 and was repaid with a portion of the proceeds of our initial public offering.

     In April 1999, we issued 50,000 shares of our common stock to Garcia/LKS, which is partially owned by our former director, Lionel Sosa, for advertising and marketing services valued at $634,000. In August 1999, we entered into a one-year agreement with Garcia/LKS with a monthly commitment of $150,000. Payment during the first five months of the agreement included amortization of the prepaid amount from the issuance of common stock. This agreement has been amended, reducing the monthly commitment to $50,000 for January 2000 and to $40,000 for the remaining term of the agreement.

     In April 1999, we entered into an agreement with Telemundo Network Group LLC. One of our directors serves as the Chief Operation Officer of Telemundo. Under this agreement, we issued Telemundo 600,000 shares of our common stock and a warrant to purchase 1,000,000 shares of our common stock exercisable up to and including June 25, 2001 at $14.40 per share. In exchange, we received a $5.0 million advertising credit on the Telemundo television network at the rate of $1.0 million for each of the next five years. This agreement also provides that we will collaborate regarding online content development, co-branded marketing promotions and other complementary aspects of our businesses.

     In April 1999, we issued 50,000 shares of common stock in exchange for consulting services to Southwest Harvard Group, a company owned by Mr. Trujillo, who subsequently became our Chairman and Chief Executive Officer. During 1999, we issued a total of 950,000 options and 50,000 shares of common stock to Mr. Trujillo. Additionally, in connection with Mr. Trujillo's commencement of employment, our former Chairman and Chief Executive Officer transferred 50,000 shares of common stock to Mr. Trujillo.

     We have forgivable loans due from employees amounting to $368,000 as of December 31, 1999. These loans are granted as recruiting and retention incentives and are deemed 50 percent forgiven after six months and 100 percent forgiven after 12 months of employment.

     For a summary of certain transactions and relationships between us and our associated entities, and among our directors, executive officers and stockholders and our associated entities, see "Compensation Committee Interlocks and Insider Participation."

     In our opinion, the transactions described above were on terms no less favorable than those which could have been obtained from unaffiliated third parties.

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, officers and greater than ten percent beneficial owners are required by the SEC's regulations to furnish us with copies of all Section 16(a) forms they file.

     Based upon a review of filings with the Securities and Exchange Commission and written representations that no other reports were required, we believe that all of our directors and executive officers complied during fiscal 1999 with the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, with the exception of the following: Gary L. Trujillo, Juan C. Galan, Robert J. Taylor, Alan J. Sokol, Jerry J. Colangelo, Dr. Louis Olivas and Bryan L. Ross.

                                   PROPOSAL 2

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has appointed KPMG LLP as our independent auditors for the fiscal year ending December 31, 2000, subject to ratification by stockholders at the annual meeting. A representative of KPMG will be present at the annual meeting and will have the opportunity to make a statement if they so desire and be available to respond to appropriate questions. Unless otherwise instructed on the Proxy Card, properly executed proxies will be voted in favor of ratifying the appointment of KPMG to audit our books and accounts for the fiscal year ending December 31, 2000.

                             ---------------------

            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

                             ---------------------

             STOCKHOLDER PROPOSALS FOR THE YEAR 2001 ANNUAL MEETING

     Any proposal or proposals intended to be presented by any stockholder at the 2001 Annual Meeting of Stockholders must be received by us by December 1, 2000 to be considered for inclusion in our Proxy Statement and Proxy Card relating to that meeting.

                        OTHER BUSINESS TO BE TRANSACTED

     As of the date of this Proxy Statement, the Board of Directors knows of no other business that may come before the annual meeting. If any other business is properly brought before the annual meeting, it is the intention of the proxy holders to vote or act in accordance with their best judgment with respect to such matters.

                                 ANNUAL REPORT

     Our 1999 Annual Report to Stockholders (which is not part of our proxy solicitation material) is being mailed to our stockholders with this Proxy Statement.

                                            By Order of the Board of Directors

                                            /s/       JUAN C. GALAN
                                            ------------------------------------
                                                       Juan C. Galan
                                                    Corporate Secretary

Phoenix, Arizona
May 15, 2000

     A copy of our Annual Report to Stockholders for the year ended December 31, 1999 accompanies this Proxy Statement. We are required to file an Annual Report on Form 10-K for the year ended December 31, 1999 with the Securities and Exchange Commission. Stockholders may obtain, free of charge, a copy of our 1999 Annual Report on Form 10-K (without exhibits) by writing to quepasa.com, inc.,
Attention: Juan C. Galan, 400 East Van Buren, Fourth Floor, Phoenix, Arizona 85004. We will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee.

                                QUEPASA.COM, INC.

                  PROXY CARD FOR ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 19, 2000

     THIS PROXY CARD IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of quepasa.com, inc. hereby appoints Gary L. Trujillo and Juan C. Galan, or either of them, with full power of substitution, as proxies to cast all votes, as designated below, which the undersigned stockholder is entitled to cast at the 2000 Annual Meeting of Stockholders to be held on Monday, June 19, 2000 at 9:00 a.m. (local time) at the St. Regis Hotel, New York, New York upon the following matters and any other matters as may properly come before the annual meeting or any adjournments thereof.

1. Election of the seven nominees to serve on the Board of Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate), namely: Gary L. Trujillo, L. William Seidman, Jerry J. Colangelo, Jose Maria Figueres, Alan J. Sokol, Dr. Louis Olivas and Pete C. Garcia.

     [ ] FOR all nominees listed above (except as marked to the contrary below).

     [ ] WITHHOLD AUTHORITY to vote for all nominees listed above.

     INSTRUCTION: To withhold authority to vote for any individual nominee, mark "FOR" above and write the name of the nominee or nominees as to which you wish to withhold authority in the space below.



2. Proposal to ratify the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2000.

       [ ]  FOR                 [ ]  AGAINST                  [ ]  ABSTAIN


     This Proxy Card, when properly executed, will be voted as directed by the undersigned stockholder and in accordance with the best judgment of the proxies as to other matters. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSAL 2, AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXIES AS TO OTHER MATTERS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED IN PROPOSAL 1, AND "FOR" PROPOSAL 2.


             (Continued and to be dated and signed on reverse side.)

                           (continued from other side)


     The undersigned hereby acknowledges prior receipt of the Notice of Annual Meeting and Proxy Statement dated May 15, 2000 and the 1999 Annual Report to Stockholders, and hereby revokes any proxy or proxies heretofore given. This proxy may be revoked at any time before it is voted by delivering to our Secretary either a written revocation of proxy or a duly executed proxy bearing a later date, or by appearing at the annual meeting and voting in person.

     If you receive more than one Proxy Card, please sign and return all cards in the accompanying envelope.


                    Date: _____________________________, 2000


                    -----------------------------------------
                    Signature of Stockholder or Authorized Representative

                    Please date and sign exactly as name appears hereon. Each executor, administrator, trustee, guardian, attorney-in-fact and other fiduciary should sign and indicate his or her full title. In the case of stock ownership in the name of two or more persons, all persons should sign.

[ ]  I PLAN TO ATTEND THE JUNE 19, 2000 ANNUAL MEETING OF STOCKHOLDERS

PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY TO ENSURE A QUORUM AT THE MEETING. IT IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY CARD MAY SUBJECT US TO ADDITIONAL EXPENSE.